Exhibit 10.9

FIRST AMENDMENT TO LUXEMBOURG INTERNATIONAL COMMERCIAL OPERATIONS AGREEMENT

THIS FIRST AMENDMENT is made effective as of December 31, 2012 (this “First Amendment”), by and between Abbott Investments Luxembourg S.à r.l., a company organized and existing under the laws of Luxembourg (“Abbott”) and AbbVie Investments S.à r.l., a company organized and existing under the laws of Luxembourg (“AbbVie”). All capitalized terms used herein without definition shall have the meaning assigned thereto in the Agreement (as hereinafter defined), and, except as otherwise provided below, references herein to a specific Section or Schedule will refer, respectively, to the corresponding Section or Schedule of the Agreement.

WHEREAS, Abbott and AbbVie have entered into that certain Luxembourg International Commercial Operations Agreement dated as of December 31, 2012 (together with all Schedules thereto, the “Agreement”) with respect to certain of their Subsidiaries;

WHEREAS, Abbott Laboratories and AbbVie Inc. have entered into that certain International Commercial Operations Agreement dated as of December 31, 2012 (together with all Schedules thereto, the “US Agreement”) with respect to certain of their Subsidiaries;

WHEREAS, Abbott Products Algeria EURL, Abbott Products EOOD and Abbott Products Romania SRL are each listed as an Abbott Local Entity on Schedule 1.01(a) to the US Agreement and Abbott Products Algeria EURL and Abbott Products Romania SRL are each listed as a Services Affiliate on Schedule 1.01(b) to the US Agreement (each of “Abbott Local Entity” and “Services Affiliate” as defined in the US Agreement);

WHERAS, it has been intended since that Effective Date of the Agreement that each of Abbott Products Algeria EURL, Abbott Products EOOD, Abbott Products Romania SRL and Abbott Products Tunisie S.à r.l. be listed as an Abbott Local Entity on Schedule 1.01(a) to the Agreement and Abbott Products Algeria EURL and Abbott Products Romania SRL be listed as a Services Affiliate on Schedule 1.01(b) to the Agreement (each of “Abbott Local Entity” and “Services Affiliate” as defined in the Agreement);

WHEREAS, each of Abbott Products Algeria EURL, Abbott Products EOOD, Abbott Products Romania SRL and Abbott Products Tunisie S.à r.l. have, for all applicable tax and accounting purposes, been treated as a Subsidiary of Abbott and an Abbott Local Entity (as defined in the Agreement) from the Effective Date of the Agreement;

WHEREAS, concurrently with this First Amendment, Abbott Laboratories and AbbVie Inc. have amended the US Agreement to remove each of Abbott Products Algeria EURL, Abbott Products EOOD and Abbott Products Romania SRL from Schedule 1.01(a) thereto and each of Abbott Products Algeria EURL and Abbott Products Romania SRL from Schedule 1.01(b) thereto;

WHEREAS, Abbott and AbbVie desire to amend the Agreement to add each of Abbott Products Algeria EURL, Abbott Products EOOD and Abbott Products Romania SRL to Schedule 1.01(a) thereto and each of Abbott Products Algeria EURL and Abbott Products Romania SRL to Schedule 1.01(b) thereto;

WHEREAS, pursuant to Schedules 1.01(a) and 1.01(b) to the Agreement, Abbott and AbbVie have determined and agreed to treat Abbott Products Tunisie S.à r.l. as an Abbott Local Entity and a Services Affiliate for purposes of the Agreement, and desire to add Abbott Products Tunisie S.à r.l. to each of Schedule 1.01(a) and 1.01(b) to the Agreement to memorialize such determination and agreement; and

WHEREAS, in accordance with the foregoing, Abbott and AbbVie desire to amend the Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants in the Agreement and hereinafter set forth, and intending to be legally bound hereby, Abbott and AbbVie hereby agree as follows:

1.              Amendment to Schedule 1.01(a).  Schedule 1.01(a) to the Agreement is hereby amended by adding the following Abbott Subsidiaries to the list of Abbott Local Entities set forth therein:

Abbott Subsidiary Company Name	Jurisdiction
Abbott Products Algeria EURL	Algeria
Abbott Products EOOD	Bulgaria
Abbott Products Romania SRL	Romania
Abbott Products Tunisie S.à r.l.	Tunisia

2.              Amendment to Schedule 1.01(b).  Schedule 1.01(b) to the Agreement is hereby amended by adding the following Abbott Subsidiaries to the list of Services Affiliates set forth therein:

Abbott Subsidiary Company Name	Jurisdiction
Abbott Products Algeria EURL	Algeria
Abbott Products Romania SRL	Romania
Abbott Products Tunisie S.à r.l.	Tunisia

3.              No Modification.  On and after the date of this First Amendment each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this First Amendment.  The Agreement, as amended by this First Amendment, is and shall continue to be in full force and effect in accordance with its terms, and, except as expressly set forth in this First Amendment, no other amendment or modification to the Agreement is agreed to or implied.

4.              Counterparts.  This First Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

5.              Governing Law.  This First Amendment shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware, irrespective of the choice of Laws and principles of the State of Delaware, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

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IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives.

ABBOTT INVESTMENTS LUXEMBOURG S.À R.L.

By:	/s/ Thomas C. Freyman
Name:	Thomas C. Freyman
Its:	Authorized Representative

ABBVIE INVESTMENTS S.À R.L.

By:	/s/ William J. Chase
Name:	William J. Chase
Its:	Authorized Representative

[Signature Page to First Amendment to Luxembourg International Commercial Operations Agreement]